EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) by Iron Mountain Incorporated (the “Company”), the undersigned, as the President and Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                                      the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.                                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2014	/s/ WILLIAM L. MEANEY

William L. Meaney
President and Chief Executive Officer